SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 8, 2010

 Add-on Exchange, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52867	38-3794899
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

212 Carnegie Center #206
 Princeton, NJ 08540
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

609-524-2560
 (ISSUER TELEPHONE NUMBER)

Xyberhome, Inc.
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 8, 2010, Malcolm Myers resigned as our Chief Financial Officer. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

On June 8, 2010, with the unanimous written consent of our board of directors, John Parkinson was appointed as our Chief Financial Officer.

John Parkinson, 45 years old, Chief Financial Officer

Mr. Parkinson is a seasoned senior executive with cross-industry experience in the management of high growth, dynamic global companies. Along with his position at Add-on Exchange Inc. he is also the Chief Financial Officer of Protox Therapeutics Inc., a TSX listed (symbol: PRX) bio-technology company focused on the development of novel fusion proteins for the treatment of human disease since 2008.

From 2004 to 2008, Mr. Parkinson served as the Vice President of Finance at Aspreva Pharmaceuticals, a rapidly growing public company formed in 2003 which was later sold to a diversified European healthcare group at a price of over $1 billion. Prior to the sale of Aspreva in 2008, Mr. Parkinson also co-chaired the Joint Finance Committee of Aspreva with partner Hoffman-La Roche, who was responsible for managing the financial elements of their $1.7 billion annual revenue sharing and collaboration agreement.

Prior to Aspreva, Mr. Parkinson focused on the technology and public company practices as Senior Manager, during his 11 years with KPMG from 1993 to 2004. His experience and techniques in dealing with rapid growth and revenue sharing frameworks form a solid financial base for our company's direction.

Mr. Parkinson received both his Bachelor of Commerce and Bachelor of Arts (Economics), each earned with distinction, in 1993 from the University of Saskatchewan. He has been a member of the Institute of Chartered Accountants since 1995.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year

On June 9 , 2010, we filed a Certificate of Amendment to our Articles of Incorporation with the Secretary of State of Delaware changing our name to Add-on Exchange, Inc.  A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation filed in the State of Delaware on June 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                           Xyberhome, Inc.

Date: June 10, 2010                                                                          By:  /s/ John Rafuse
                                                                                                           Name: John Rafuse
                                                                                                           Title: Chief Executive Officer